EXHIBIT 11(i)


                        CONSENT OF INDEPENDENT AUDITORS

The Trustees
The Mentor Funds

        We consent to the use of our report dated November 10, 1995, included herein, and to the reference to our firm under the captions "FINANCIAL HIGHLIGHTS" in the prospectuses and "INDEPENDENT ACCOUNTANTS" in the statement of additional information.

                                        /s/ KPMG PEAT MARWICK LLP
                                        KPMG PEAT MARWICK LLP

Boston, Massachusetts
January 9, 1996